UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Shimmick Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Shimmick Corporation

530 Technology Drive

Suite 300

Irvine, CA 92618

_________________________________________________________

AMENDED NOTICE OF 2024 ANNUAL MEETING

OF STOCKHOLDERS

___________________________________________

Date and Time: Wednesday, June 5, 2024 at 11:00 a.m., Eastern Time

Location: Virtually at the following URL: www.virtualshareholdermeeting.com/SHIM2024

Record Date: Tuesday, April 23, 2024

Business To Be Conducted:

1.
Elect the six nominees named in Proposal No. 1 of the Proxy Statement as directors for terms expiring at the 2025 Annual Meeting of Stockholders.
2.
Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2024 ("Fiscal 2024").
3.
To elect Peter Kravitz as a director for a term expiring at the 2025 Annual Meeting of Stockholders.
4.
Transact such other business as may properly come before the 2024 Annual Meeting of Stockholders or any reconvened or rescheduled meeting following any adjournment or postponement thereof.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote your shares “FOR” the election of each of the director nominees named in Proposal No. 1 of the Proxy Statement, “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal 2024 and “FOR” the election of Mr. Kravitz to the Board.

The original notice, proxy statement and our annual report to stockholders were sent to our stockholders on or about April 26, 2024.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors,

/s/ Mitchell B. Goldsteen
Mitchell B. Goldsteen Executive Chairman May 23, 2024

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SUPPLEMENT TO PROXY STATEMENT

_________________________________________________________

May 23, 2024

Proxy Statement for Annual Meeting of Stockholders to be held on June 5, 2024

This Proxy Statement Supplement (this “Supplement”), dated May 23, 2024, is being made available to stockholders of Shimmick Corporation (“Shimmick,” the “Company,” “we,” “our” and “us”) on or about May 23, 2024, in connection with the solicitation of proxies by our Board of Directors (“Board”) for the Company’s 2024 Annual Meeting of Stockholders to be held on Wednesday, June 5, 2024 at 11:00 a.m. Eastern Time (the “Annual Meeting”). This Supplement, which adds to and amends the original proxy statement for the Annual Meeting filed on April 26, 2024 (the “Proxy Statement”), includes a new proposal to elect an additional director to the Board and an amended proxy card.

New Proposal No. 3 - Election of Additional Director. Proposal No. 3, which has been added to the agenda for the Annual Meeting, proposes the election of Peter Kravitz as a director, to serve until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier death, resignation or removal.

Except as supplemented or amended by the information contained in this Proxy Supplement, all information set forth in the Proxy Statement remains unchanged. This Supplement should be read in conjunction with the Proxy Statement, which contains important additional information.

Date, Time and Location of the Annual Meeting of Stockholders

We will hold the Annual Meeting on Wednesday, June 5, 2024, at 11:00 a.m., Eastern time, at the following URL: www.virtualshareholdermeeting.com/SHIM2024

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proposal 3 - election of PETER KRAVITZ

_________________________________________________________

On May 20, 2024, the Board, in connection with the Transactions (as defined below), appointed Peter Kravitz to the Board as a director. The Board proposes that Mr. Kravitz be re-elected at the 2024 Annual Meeting to serve for a one-year term expiring at the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal. Below is biographical and other information regarding Mr. Kravitz.

Peter Kravitz

Age: 54

Director since 2024

Committees: Special Committee

Mr. Kravitz has served as a director of Shimmick since May 2024. Mr. Kravitz is a founding principal of Province, LLC, a leading national advisory firm and has extensive experience in corporate transformations. Prior to founding Province, LLC in 2011, Mr. Kravitz served as president and a board member of Gibraltar Insurance Co., and also served as Vice President of Business Affairs and General Counsel of an automotive retailer. Mr. Kravitz began his career in private practice at an international law firm. Kravitz previously served on the board of directors of Boardriders from June 2020 to August 2023 and PetSmart from May 2018 to November 2019. He also served on the board of directors of Cisco Equipment and Island Air. Additionally, as a restructuring advisor, Mr. Kravitz has served on the board of directors of the following private companies as an independent director through a formal bankruptcy proceeding: Sable Permian, Performance Powersports Group, Mesquite Energy, RDIO, Martifer Solar, Medley Management and The Elephant Bar. Mr. Kravitz earned his bachelors degree from Lehigh University and his juris doctor degree from Rutgers Law School.

Independence

The Board has determined that Ms. Kravitz is independent in accordance with the standards of the NASDAQ and taking into account all relevant facts and circumstances. There are no family relationships among Mr. Kravitz and any of our directors or executive officers.

Stock Ownership

Mr. Kravitz does not beneficially own any common stock of the Company, and did not beneficially own any common stock of the Company as of April 23, 2024, the date of the security ownership information disclosed for each of our Directors and Named Executive Officers in the section titled “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers” beginning on page 24 of the Proxy Statement.

Recent Transactions & Special Committee

On May 20, 2024 (the “Closing Date”), we entered into a series of transactions (the “Transactions”) with AECOM, a Delaware corporation (“AECOM”) and Berkshire Hathaway Specialty Insurance Company (“BHSI”). The Transactions included, among other things, entry into a new $60 million revolving credit facility (the “Credit Agreement”), a mutual release and settlement of certain claims with AECOM and a corresponding agreement to issue 7,745,000 shares of our common stock to AECOM, termination of the existing Financing Agreement, dated March 26, 2024, with BHSI and amendments to its existing Revolving Credit Facility, dated March 27, 2023, with MidCap Financial Services, LLC.

In connection with the Transactions, we also entered into a side letter to the Credit Agreement, which provides for, among other things, establishment of a special committee of independent directors (the “Special Committee”). The Special Committee is tasked with, among other things, overseeing the budget and use of funds under the Credit Agreement, material and non-ordinary course asset sales and other transactions and certain compensation matters. The Special Committee is comprised of three independent directors, with each of the Company, AECOM and BHSI selecting one director. Brendan Herron, Peter Kravitz and Geoff Heekin will serve as the initial designees for the Company, AECOM and BHSI, respectively.

For more information regarding the Transactions, see Note 6 - Debt and Note 12 - Subsequent Events to our condensed consolidated financial statements and the notes thereto included in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 20, 2024.

Director Diversity Matrix

Our Board believes that its composition appropriately reflects the knowledge, experience, skills, diversity, and other characteristics required to fulfill its duties. The following Board Diversity Matrix presents information regarding our Board diversity in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. We satisfy the current requirements under Nasdaq Rule 5605(f)(2) by having at least one director who self-identifies as female.

Board Diversity Matrix (as of May 23, 2024)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Required Vote

Election of Mr. Kravitz as a director for a term expiring at the 2025 Annual Meeting of Stockholders requires the affirmative vote of the holders of a majority of the votes cast, either in person or by proxy, at the Annual Meeting.

Recommendation of the Board of Directors The Board recommends a vote “FOR” the election of Mr. Kravitz to the Board.

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Voting; revocability of proxies

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If you vote by Internet or telephone on the proposals included in the Amended Proxy Card, it will revoke and replace any previous proxy you have submitted. If you vote by Internet or telephone on the proposals included in the Amended Proxy Card, your previous proxy will remain in effect, but it will not include any vote on Mr. Kravitz as a nominee for director. In order to vote on Mr. Kravitz as a nominee for director you must submit a vote on Proposal 3 via the Internet, telephone or by attending the virtual Annual Meeting and voting your shares at the meeting. Telephone and Internet voting for registered stockholders will be available 24 hours a day, up until 11:59 p.m., Eastern time on June 4, 2024.

If you hold the Company’s common stock in “street name,” you must either instruct your bank, broker or other nominee as to how to vote such shares or obtain a proxy, executed in your favor by your bank, broker or other nominee, to be able to vote at the Annual Meeting.

If the proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated on the most recently dated proxy.

If no instructions are indicated on the proxy card, your shares will be voted:

▪ FOR the election of each of the director nominees identified in Proposal No. 1 in the Proxy Statement, each for a one-year term expiring at the 2025 Annual Meeting of Stockholders;

▪ FOR ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 27, 2024

▪ FOR Mr. Kravitz as a director for a term expiring at the 2025 Annual Meeting of Stockholders; and

▪ in the discretion of the proxy holders on any other matter that properly comes before the meeting or any adjournment thereof.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Shimmick a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by virtually attending the meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or nominee and you wish to revoke your proxy or vote at the meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a proxy issued in your name. Virtual attendance at the meeting will not, by itself, revoke a proxy.

Shimmick Corporation 530 Technology Drive, Suite 300 Irvine, CA 92618

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SHIM2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 4, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Shimmick Corporation

The Board of Directors recommends you vote FOR all 6 nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors - Nominees for a one-year term of office expiring at the 2025 Annual Meeting of Stockholders or until his or her successor is elected and qualified:

		For	Against	Abstain
Nominees:

	1a. Mitchel B. Goldsteen	☐	☐	☐

	1b. Joseph A. Del Guercio	☐	☐	☐

	1c. Geoffrey E. Heekin	☐	☐	☐

	1d. J. Brendan Herron	☐	☐	☐

	1e. Steven E. Richards	☐	☐	☐

	1f. Carolyn L. Trabuco	☐	☐	☐

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 27, 2024.	☐	☐	☐

3	Election of Director - Nominee for a one-year term of office expiring at the 2025 Annual Meeting of Stockholders or until his successor is elected and qualified: 1g: Peter Kravitz	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Shimmick Corporation

Proxy for Annual Meeting of Stockholders

Wednesday, June 5, 2024 at 11:00 a.m. Eastern Time

This proxy is solicited on behalf of the Board of Directors of the Company

The undersigned hereby appoints Steven E. Richards and John P. Carpenter, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Shimmick Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2024 Annual Meeting of Stockholders of the company to be held online at www.virtualshareholdermeeting.com/SHIM2024 at 11:00 a.m. Eastern time on June 5, 2024, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted "FOR" the election of the nominees listed on the reverse side for the Board of Directors, and "FOR" Proposals 2 and 3. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)